UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2004

CONVERGYS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-4379	31-1598292
(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

(513) 723-7000

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Convergys Corporation

Item 1.01. Entry into a Material Definitive Contract

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 21, 2004, Convergys Corporation (the “Company”) entered into a $325,000,000 Three-Year Competitive Advance and Revolving Credit Facility Agreement (the “New Credit Facility”) with a group of financial institutions, including JPMorgan Chase Bank, N.A., Citicorp USA, Inc., PNC Bank, National Association Deutsche Bank AG (New York Branch) and Wachovia Bank, National Association, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners. A copy of the New Credit Facility is attached to this Form 8-K as Exhibit 10.1. The New Credit Facility replaces a $325,000,000 credit facility dated as of August 1, 2002 (the “Old Facility”) among the Company and a group of financial institutions. The material terms of the New Credit Facility are substantially similar to those of the Old Facility.

Item 8.01. Other Events.

On December 16, 2004, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives for the several underwriters named in the Underwriting Agreement in connection with the proposed underwritten public offering of $250,000,000 in aggregate principal amount of the Company’s 4.875% Senior Notes due December 15, 2009 (the “Notes”). The Notes are being offered and sold pursuant to the Company’s universal shelf registration statement on Form S-3 (Registration No. 333-101899), as amended (the “Registration Statement”), previously declared effective by the Securities and Exchange Commission on June 10, 2003. The Notes offering closed on December 21, 2004.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents as exhibits to the Registration Statement in connection with the offer and sale of the Notes, and such exhibits are hereby incorporated into the Registration Statement by reference. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01. Financial Statements and Exhibits.

(a)-(b).

Not applicable

(c)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of December 16, 2004, by and among Convergys Corporation and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (filed herewith)

4.1	Indenture, dated as of August 31, 2000, by and between Convergys Corporation and Chase Manhattan Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3, filed by Convergys Corporation on August 10, 2000 (Reg. No. 333-43404))

4.2	Supplemental Indenture No. 1, dated as of December 21, 2004, by and among Convergys Corporation, J.P. Morgan Trust Company (as successor-in-interest to Chase Manhattan Bank, National Association), as resigning trustee, and U.S. Bank National Association, as successor trustee (filed herewith)

4.3	Form of 4.875% Senior Note due December 15, 2009 (included in Exhibit 4.2 filed herewith)

5.1	Opinion of Frost Brown Todd LLC regarding the legality of the Company’s 4.875% Senior Notes due December 15, 2009 to be issued (filed herewith)

10.1	$325,000,000 Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 21, 2004 among Convergys Corp., the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, PNC Bank, National Association, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (filed herewith)

23.1	Consent of Frost Brown Todd LLC (included in Exhibit 5.1 filed herewith)

Exhibit Number	Description
*25.1	Statement of Eligibility of Trustee on Form T-1 for U.S. Bank National Association, as Trustee (filed herewith)

*	Convergys Corporation previously filed a Statement of Eligibility of Trustee on Form T-1 for Chase Manhattan Trust Company, National Association, as trustee, as Exhibit 25.1 to the Registration Statement on Form S-3 (Registration No. 333-43404). U.S. Bank National Association is the successor trustee under the indenture, as amended and supplemented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ William H. Hawkins II
William H. Hawkins II
Senior Vice President, General Counsel and Secretary

Date: December 21, 2004

EXHIBIT B

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of December 16, 2004, by and among Convergys Corporation and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (filed herewith)

4.1	Indenture, dated as of August 31, 2000, by and between Convergys Corporation and Chase Manhattan Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3, filed by Convergys Corporation on August 10, 2000 (Reg. No. 333-43404))

4.2	Supplemental Indenture No. 1, dated as of December 21, 2004, by and among Convergys Corporation, J.P. Morgan Trust Company, National Association (as successor-in-interest to Chase Manhattan Bank, National Association), as resigning trustee, and U.S. Bank National Association, as successor trustee (filed herewith)

4.3	Form of 4.875% Senior Note due December 15, 2009 (included in Exhibit 4.2 filed herewith)

5.1	Opinion of Frost Brown Todd LLC regarding the legality of the Company’s 4.875% Senior Notes due December 15, 2009 to be issued (filed herewith)

10.1	$325,000,000 Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 21, 2004 among Convergys Corp., the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, PNC Bank, National Association, Deutsche Bank AG, New York Branch and Wachovia Bank, National Association, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges (filed herewith)

23.1	Consent of Frost Brown Todd LLC (included in Exhibit 5.1 filed herewith)

*25.1	Statement of Eligibility of Trustee on Form T-1 for U.S. Bank National Association, as Trustee (filed herewith)

*	Convergys Corporation previously filed a Statement of Eligibility of Trustee on Form T-1 for Chase Manhattan Trust Company, National Association, as trustee, as Exhibit 25.1 to the

Registration Statement on Form S-3 (Registration No. 333-43404). U.S. Bank National Association is the successor trustee under the indenture, as amended and supplemented.